AMENDMENT #43 dated as of March 14, 2018 to the Agency Services Agreement between

JPMorgan Chase Bank, N.A. (“Bank”) and ProShares Trust as of June 13, 2006, as

amended from time to time (the “Agreement”).

The following is the list of funds for which Bank shall provide services in accordance with the Agreement. This below list replaces in its entirety Exhibit A to the Agreement. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect.

EXHIBIT A - LIST OF PROSHARES ETF SERIES

NAME	Tax ID
1. ProShares Short S&P500	[redacted]
2. ProShares Short QQQ	[redacted]
3. ProShares Short Dow30	[redacted]
4. ProShares Short MidCap400	[redacted]
5. ProShares UltraShort S&P500	[redacted]
6. ProShares UltraShort QQQ	[redacted]
7. ProShares UltraShort Dow30	[redacted]
8. ProShares UltraShort MidCap400	[redacted]
9. ProShares Ultra S&P500	[redacted]
10. ProShares Ultra QQQ	[redacted]
11. ProShares Ultra Dow30	[redacted]
12. ProShares Ultra MidCap400	[redacted]
13. ProShares Ultra SmallCap600	[redacted]
14. ProShares Ultra Russell2000	[redacted]
15. ProShares Short SmallCap600	[redacted]
16. ProShares Short Russell2000	[redacted]
17. ProShares UltraShort SmallCap600	[redacted]
18. ProShares UltraShort Russell2000	[redacted]
19. ProShares Ultra Basic Materials	[redacted]
20. ProShares Ultra Consumer Goods	[redacted]
21. ProShares Ultra Consumer Services	[redacted]
22. ProShares Ultra Financials	[redacted]
23. ProShares Ultra Health Care	[redacted]

NAME	Tax ID
24. ProShares Ultra Industrials	[redacted]
25. ProShares Ultra Oil & Gas	[redacted]
26. ProShares Ultra Real Estate	[redacted]
27. ProShares Ultra Semiconductors	[redacted]
28. ProShares Ultra Technology	[redacted]
29. ProShares Ultra Utilities	[redacted]
30. ProShares UltraShort Basic Materials	[redacted]
31. ProShares UltraShort Consumer Goods	[redacted]
32. ProShares UltraShort Consumer Services	[redacted]
33. ProShares UltraShort Financials	[redacted]
34. ProShares UltraShort Health Care	[redacted]
35. ProShares UltraShort Industrials	[redacted]
36. ProShares UltraShort Oil & Gas	[redacted]
37. ProShares UltraShort Real Estate	[redacted]
38. ProShares UltraShort Semiconductors	[redacted]
39. ProShares UltraShort Technology	[redacted]
40. ProShares UltraShort Utilities	[redacted]
41. ProShares Ultra Russell1000 Value	[redacted]
42. ProShares Ultra Russell1000 Growth	[redacted]
43. ProShares Ultra Russell MidCap Value	[redacted]
44. ProShares Ultra Russell MidCap Growth	[redacted]
45. ProShares Ultra Russell2000 Value	[redacted]
46. ProShares Ultra Russell2000 Growth	[redacted]
47. ProShares UltraShort Russell1000 Value	[redacted]
48. ProShares UltraShort Russell1000 Growth	[redacted]
49. ProShares UltraShort Russell MidCap Value	[redacted]
50. ProShares UltraShort Russell MidCap Growth	[redacted]
51. ProShares UltraShort Russell2000 Value	[redacted]
52. ProShares UltraShort Russell2000 Growth	[redacted]
53. ProShares Short MSCI Emerging Markets	[redacted]

NAME	Tax ID
54. ProShares Short MSCI EAFE	[redacted]
55. ProShares UltraShort MSCI Emerging Markets	[redacted]
56. ProShares UltraShort MSCI Japan	[redacted]
57. ProShares UltraShort MSCI EAFE	[redacted]
58. ProShares UltraShort FTSE China 50	[redacted]
59. ProShares UltraShort 7-10 Year Treasury	[redacted]
60. ProShares UltraShort 20+ Year Treasury	[redacted]
61. ProShares Ultra FTSE China 50	[redacted]
62. ProShares Ultra MSCI Japan	[redacted]
63. ProShares Ultra Telecommunications	[redacted]
64. ProShares UltraShort Telecommunications	[redacted]
65. ProShares Short Financials	[redacted]
66. ProShares Short Oil & Gas	[redacted]
67. ProShares Ultra MSCI EAFE	[redacted]
68. ProShares Ultra MSCI Emerging Markets	[redacted]
69. ProShares Ultra Russell3000	[redacted]
70. ProShares UltraShort FTSE Europe	[redacted]
71. ProShares UltraShort MSCI Pacific ex-Japan	[redacted]
72. ProShares UltraShort MSCI Brazil Capped	[redacted]
73. ProShares UltraShort MSCI Mexico Capped IMI	[redacted]
74. ProShares UltraShort Russell3000	[redacted]
75. ProShares Large Cap Core Plus	[redacted]
76. ProShares UltraPro S&P500	[redacted]
77. ProShares UltraPro Short S&P500	[redacted]
78. ProShares Short 20+ Year Treasury	[redacted]
79. ProShares Ultra 7-10 Year Treasury	[redacted]
80. ProShares Ultra 20+ Year Treasury	[redacted]
81. ProShares UltraPro Dow30	[redacted]
82. ProShares UltraPro MidCap400	[redacted]
83. ProShares UltraPro Russell2000	[redacted]

NAME	Tax ID
84. ProShares UltraPro QQQ	[redacted]
85. ProShares UltraPro Short Dow30	[redacted]
86. ProShares UltraPro Short MidCap400	[redacted]
87. ProShares UltraPro Short Russell2000	[redacted]
88. ProShares UltraPro Short QQQ	[redacted]
89. ProShares Short Basic Materials	[redacted]
90. ProShares Short Real Estate	[redacted]
91. ProShares Short FTSE China 50	[redacted]
92. ProShares Ultra Nasdaq Biotechnology	[redacted]
93. ProShares UltraShort Nasdaq Biotechnology	[redacted]
94. ProShares Ultra S&P Regional Banking	[redacted]
95. ProShares Short S&P Regional Banking	[redacted]
96. ProShares Ultra FTSE Europe	[redacted]
97. ProShares Ultra MSCI Pacific ex-Japan	[redacted]
98. ProShares Ultra MSCI Brazil Capped	[redacted]
99. ProShares Ultra MSCI Mexico Capped IMI	[redacted]
100. ProShares RAFI Long/Short	[redacted]
101. ProShares Hedge Replication ETF	[redacted]
102. ProShares UltraShort TIPS	[redacted]
103. ProShares Short High Yield	[redacted]
104. ProShares Short Investment Grade Corporate	[redacted]
105. ProShares UltraShort 3-7 Year Treasury	[redacted]
106. ProShares Short 7-10 Year Treasury	[redacted]
107. ProShares Ultra High Yield	[redacted]
108. ProShares Ultra Investment Grade Corporate	[redacted]
109. ProShares German Sovereign/Sub-Sovereign ETF	[redacted]
110. ProShares UltraPro 10 Year TIPS/TSY Spread	[redacted]
111. ProShares UltraPro Short 10 Year TIPS/TSY Spread	[redacted]
112. ProShares Inflation Expectations	[redacted]
113. ProShares Short 30 Year TIPS/TSY Spread	[redacted]

NAME	Tax ID
114. ProShares UltraPro MSCI Emerging Markets	[redacted]
115. ProShares UltraPro Short MSCI Emerging Markets	[redacted]
116. ProShares UltraPro 20+ Year Treasury	[redacted]
117. ProShares UltraPro Short 20+ Year Treasury	[redacted]
118. ProShares USD Covered Bond	[redacted]
119. ProShares UltraPro Financial Select Sector	[redacted]
120. ProShares UltraPro Short Financial Select Sector	[redacted]
121. ProShares Merger ETF	[redacted]
122. ProShares Global Listed Private Equity ETF	[redacted]
123. ProShares High Yield-Interest Rate Hedged	[redacted]
124. ProShares S&P 500 Aristocrats ETF	[redacted]
125. ProShares Investment Grade – Interest Rate Hedged	[redacted]
126. ProShares Short Term USD Emerging Markets Bond ETF	[redacted]
127. ProShares DJ Brookfield Global Infrastructure	[redacted]
128. ProShares CDS North American HY Credit ETF	[redacted]
129. ProShares CDS Short North American HY Credit ETF	[redacted]
130. ProShares CDS North American IG Credit ETF	[redacted]
131. ProShares CDS Short North American IG Credit ETF	[redacted]
132. ProShares MSCI EAFE Dividend Growers ETF	[redacted]
133. ProShares MSCI Emerging Markets Dividend Growers ETF	[redacted]
134. ProShares Morningstar Alternatives Solution ETF	[redacted]
135. ProShares USD Emerging Markets Bond—Interest Rate Hedged	[redacted]
136. ProShares Russell 2000 Dividend Growers ETF	[redacted]
137. ProShares S&P Midcap 400 Dividend Aristocrats ETF	[redacted]
138. ProShares Ultra Gold Miners	[redacted]
139. ProShares Ultra Junior Miners	[redacted]
140. ProShares UltraShort Gold Miners	[redacted]
141. ProShares UltraShort Junior Miners	[redacted]
142. ProShares UltraPro Nasdaq Biotechnology	[redacted]
143. ProShares UltraPro Short Nasdaq Biotechnology	[redacted]

NAME	Tax ID
144. ProShares Ultra Oil & Gas Exploration & Production	[redacted]
145. ProShares UltraShort Oil & Gas Exploration & Production	[redacted]
146. ProShares Ultra Homebuilders & Supplies	[redacted]
147. ProShares UltraShort Homebuilders & Supplies	[redacted]
148. ProShares Hedged FTSE Europe ETF	[redacted]
149. ProShares Hedged FTSE Japan ETF	[redacted]
150. ProShares MSCI Europe Dividend Growers ETF	[redacted]
151. ProShares S&P 500 Ex-Energy ETF	[redacted]
152. ProShares S&P 500 Ex-Financials ETF	[redacted]
153. ProShares S&P 500 Ex-Health Care ETF	[redacted]
154. ProShares S&P 500 Ex-Technology ETF	[redacted]
155. ProShares Managed Futures Strategy ETF	[redacted]
156. ProShares K-1 Free Crude Oil Strategy ETF	[redacted]
157. ProShares Equities for Rising Rates ETF	[redacted]
158. ProShares Long Online/Short Stores ETF	[redacted]
159. ProShares Decline of the Retail Store ETF	[redacted]
160. ProShares S&P 500 Bond ETF	[redacted]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or authorized representatives as of the day and year set forth above.

PROSHARES TRUST

By:	/s/ Todd B. Johnson
Name:	Todd B. Johnson
Title:	President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Greg Cook
Name:	Greg Cook
Title:	Executive Director